ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this 25th day of October 2011 by and among PRESSURE BIOSCIENCES, INC., a Massachusetts corporation (the “Company”), having an address at 14 Norfolk Avenue, South Easton, MA, LADENBURG THALMANN & CO., INC., a Delaware corporation (“Placement Agent”), having an address 4400 Biscayne Blvd., 12th Floor, Miami, FL 33137, and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 261 Madison Avenue, New York, New York 10016.  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Securities Purchase Agreement, dated as of ______ ___, 2011 as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company desires to sell (the “Offering”) up to an aggregate of $1,000,000 of shares (“Shares”) of preferred stock, $0.01 par value per share, at a per Share price of $1,000 and common stock purchase warrants to purchase up to 50% of the number of shares of Common Stock obtainable upon conversion in full of the Shares at an exercise price of $_____ per share ; and

WHEREAS, unless the Offering has closed by November 2, 2011(the “Termination Date”), the Offering shall terminate and all funds shall be returned to the subscribers in the Offering; and

WHEREAS, the Company and Placement Agent desire to establish an escrow account with the Escrow Agent into which the Company and Placement Agent shall instruct subscribers introduced to the Company by the Placement Agent (the “Subscribers”) to deliver funds by wire transfer to the order of “Pressure BioSciences, Inc., Signature Bank as Escrow Agent” pursuant to the instructions herein and Escrow Agent is willing to accept said funds in accordance with the terms hereinafter set forth; and

WHEREAS, the Company and Placement Agent represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, the Company and Placement Agent warrant to the Escrow Agent that a copy of each document that has been delivered to Subscribers and third parties that include Escrow Agent’s name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:

1.           Delivery of Escrow Funds.

(a) Placement Agent and the Company shall instruct Subscribers to deliver to Escrow Agent funds by wire transfer to Signature Bank, 261 Madison Avenue, New York, New York 10016, ABA No. 026013576 (Swift Code: SIGNUS33) for credit to Pressure BioSciences, Inc., Signature Bank as Escrow Agent, Account No. 1501697075, in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment.  In the event that any Subscriber’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Subscriber, then Placement Agent and/or the Company agree to promptly provide Escrow Agent with such information in writing.  The funds shall be deposited into a non interest-bearing account at Signature Bank entitled “Pressure BioSciences, Inc., Signature Bank as Escrow Agent” (the “Escrow Account”).

(b)           The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)           The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account.

2.           Release of Escrow Funds.  The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)           In the event that the Company and Placement Agent advise the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.

(b)           Provided that the Escrow Agent does not receive the Termination Notice in accordance with paragraph 2(a), and there are Escrow Funds deposited in the Escrow Account, the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit A, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Company and Placement Agent, pay the Escrow Funds in accordance with such written instructions, which instructions shall be limited to payments to the Placement Agent and service providers in the Offering, payment to the Escrow Agent and payment of the balance of funds to the Company.  Such payment or payments shall be made by wire transfer on the same day as receipt of such written instructions or, if the day of receipt of such instructions is not a Business Day, on the first Business Day following the day of receipt of such instructions.  Such instructions must be received by the Escrow Agent no later than 3:00 p.m. (New York City time) on a Business Day for the Escrow Agent to process such instructions on that Business Day.

(c)           If by 3:00 p.m. (New York City time) on the Termination Date, the Escrow Agent has not received written instructions from the Company and Placement Agent regarding the disbursement of the Escrow Funds, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(d)           The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(e)           If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day that immediately preceding that date. A “Business Day” is any day other than a Saturday, Sunday or a Bank holiday.

3.           Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)           The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.  The names and true signatures of each individual authorized to act singly on behalf of the Company and Placement Agent are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Placement Agent may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)           The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)           Placement Agent and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d)           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e)           The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.           Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company and/or the Placement Agent a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company and/or Placement Agent, or their designee, upon request other deposit account information, including Escrow Account balances, by telephone or by computer communication, to the extent practicable. The Company and Placement Agent agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose. The Company and Placement Agent each consent to the Escrow Agent’s release of such Escrow Account information to any of the individuals designated by Company or Placement Agent, which designation has been signed in accordance with paragraph 3(a) by any of the persons in Schedule II.  Further, the Company and Placement Agent have an option to receive e-mail notification of incoming and outgoing wire transfers.  If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company and Placement Agent agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service.  The Company and Placement Agent each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es).  The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5.           Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to Placement Agent and the Company.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period.  In such event, the Escrow Agent shall not take any action, other than receiving and depositing Subscribers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor.  In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.           Termination.  The Company and Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice.  In the event of such termination, the Company and Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.                      Investment.  All funds received by the Escrow Agent shall be invested only in non-interest bearing bank accounts at Signature Bank.

8.                      Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $3,500, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees.  Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9.                      Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Placement Agent:

Ladenburg Thalmann & Co. Inc.
4400 Biscayne Blvd.
12th Floor
Miami, FL 33137
Fax: (305) 572-4128

If to the Company:

___________________
____________________
Attention: _______________
Fax: ______________

If to Escrow Agent:

Signature Bank
261 Madison Avenue
New York, New York, 10016
Attention: Cliff Broder, Group Director and Senior Vice President
Fax: (646) 822-1359

10.                      General.

(a)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York.  Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.

(b)           This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)           All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)           This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)           If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)           This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.                      Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

PRESSURE BIOSCIENCES, INC.LADENBURG THALMANN & CO. INC.

By:           ______________________________                                                                By:           _______________________
Name:	Name:
Title:	Title:

Officer

SIGNATURE BANK

By:           _____________________________
Name:
Title:

By:           _____________________________
Name:
Title:

Schedule I
OFFERING DOCUMENTS

Securities Purchase Agreement, dated as of _______ ___, 2011

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Placement Agent.

PRESSURE BIOSCIENCES, INC.

Name                                                                           True Signature

_______________________	_____________________

_______________________	_____________________

LADENBURG THALMANN & CO. INC.

Name                                                                           True Signature

________________________                                                                            _____________________

________________________                                                                           _____________________

Exhibit A

FORM OF ESCROW RELEASE NOTICE

Date: _______ ___, 2011

Signature Bank
261 Madison Avenue,
New York, New York 10016
Attention: Cliff Broder, Group Director and Senior Vice President
Fax: (646) 822-1359

Dear Mr. Broder:

In accordance with the terms of paragraph 2(b) of the Escrow Deposit Agreement, dated as of ___________ ____, 2011 by and between Pressure BioSciences, Inc. (the "Company"), Signature Bank (the "Escrow Agent") and Ladenburg Thalmann & Co. Inc. ("Placement Agent"), the Company and Placement Agent hereby notify the Escrow Agent that the closing will be held on ________ ___, 2011for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

Pressure BioSciences, Inc.:                                                                           $

________________________:                                                                $

________________________:                                                                $

Signature Bank (Escrow Fee):                                                                $3,500

Very truly yours,

Pressure BioSciences, Inc.

By: _____________
Name: __________
Title: ____________

Ladenburg Thalmann & Co. Inc.

By: _____________
Name: ___________
Title: ____________

[Signature Page to PBIO Escrow Release Notice]

AMENDMENT NO. 1 TO

ESCROW DEPOSIT AGREEMENT

This AMENDMENT NO. 1, dated as of November 1, 2011, to the ESCROW DEPOSIT AGREEMENT (the “Agreement”) dated as of October 25, 2011, by and among PRESSURE BIOSCIENCES, INC., a Massachusetts corporation (the “Company”), having an address at 14 Norfolk Avenue, South Easton, MA,  LADENBURG THALMANN & CO. INC. (“Placement Agent”), having an address 4400 Biscayne Blvd., 12th Floor, Miami, FL 33137 and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 261 Madison Avenue, New York, NY 10016.  Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H

WHEREAS, the Company and Placement Agent desire to amend the Termination Date to November 15, 2011 and have updated the Purchase Agreement and the other transaction documents (“Updated Transaction Documents”) to provide to Purchaser in the Offering in order to disclose such change to the Offering; and

WHEREAS, the Company and Placement Agent will provide all Purchasers in the Offering with the Updated Transaction Documents, and request that those Purchasers who have invested in the Offering without first receiving the Updated Transaction Documents (an “Existing Purchaser”) reconfirm his, her or its participation in the Offering; and

WHEREAS, any Existing Purchaser who does not reconfirm his, her or its participation will be withdrawn from the Offering.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1.	The second “WHEREAS” clause of the Agreement is hereby deleted and in its place and instead the following is inserted:

“WHEREAS, unless the Offering has closed by November 15, 2011(the “Termination Date”), the Offering shall terminate and all funds shall be returned to the subscribers in the Offering; and”

2.	Except as expressly set forth herein, the Agreement shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

PRESSURE BIOSCIENCES, INC.           LADENBURG THALMANN & CO. INC.

By:           ______________________________                                                                By:           _______________________
Name:	Name:
Title:	Title:

SIGNATURE BANK

By:           _____________________________
Name:
Title:

By:           _____________________________
Name:
Title: